NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

CLOSING DATE: FEBRUARY 23, 2005
MONTHLY DISTRIBUTION REPORT


COLLECTION PERIOD                                02/23/05     TO      03/31/05
MONTHLY DISTRIBUTION DATE                        04/25/05
VOLUME 1



------------------------------------------------------------------------------------------------------------------------------------
I   ASSET AND LIABILITY SUMMARY
------------------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
A.       STUDENT LOAN PORTFOLIO                                                  02/23/05                          CHANGE
         ---------------------------------------------------------------------------------------------------------------------------
    1    Student Loan Principal                                             $  701,602,074.74                 $  (3,075,402.47)
    2    Student Loan Accrued Interest + Accrued Late Fees                      13,873,442.01                     3,309,632.55
                                                                            -----------------                 ----------------
    3    Pool Balance                                                       $  715,475,516.75                 $     234,230.08
                                                                            -----------------                 ----------------

    4    Weighted Average Coupon (WAC)                                                   6.16%                            0.00%
    5    Weighted Average Maturity (WAM)                                          264.9 Months                      -0.9 Months
    6    Number of Loans                                                                67,976                             -193
    7    Number of Borrowers                                                            61,222                             -169

         ---------------------------------------------------------------------------------------------------------------------------
B.       TRUST ACCOUNTS AND TERI PLEDGE FUND                                     02/23/05                          CHANGE
         ---------------------------------------------------------------------------------------------------------------------------

    1    Collection Account + Collections Receivable Account                $    3,045,304.66                 $   4,148,090.00
    2    Reserve Account (at market value)                                  $  178,947,057.00                 $     434,834.22
                                                                            -----------------                 ----------------
    3    Total Trust Accounts                                               $  181,992,361.66                 $   4,582,924.22

    4    TERI Pledge Fund (at market value)                                 $   41,389,554.23                 $      91,217.03

    5    Total Trust Accounts and TERI Pledge Fund                          $  223,381,915.89                 $   4,674,141.25

    6    Pool Balance + Trust Accounts                                      $  897,467,878.41                 $   4,817,154.30

    7    Pool Balance + Trust Accounts + TERI Pledge Fund                   $  938,857,432.64                 $   4,908,371.33

    8    Has a Reserve Stepdown Date occurred ?   No
         Trigger Tests:
         Is the Note Parity Ratio less than 101%?   Yes
         Is the Cumulative Gross Default Rate greater than 10%?   No
         Is the Cumulative Gross Default Rate greater than 15%?  No
         Is Prior Period Trust Assets > 103% of Note Principal? No

         ---------------------------------------------------------------------------------------------------------------------------
C.       SECURITIES           CUSIP             INDEX          SPREAD            02/23/05          CHANGE          03/31/05
         ---------------------------------------------------------------------------------------------------------------------------

    1    Class A-1          63543PBD7         1M LIBOR         0.06%        $  248,980,000.00      $    -     $ 248,980,000.00
    2    Class A-2          63543PBE5         1M LIBOR         0.09%        $  127,000,000.00      $    -     $ 127,000,000.00
    3    Class A-3          63543PBF2         1M LIBOR         0.14%        $  157,240,000.00      $    -     $ 157,240,000.00
    4    Class A-4          63543PBG0         1M LIBOR         0.24%        $  159,720,000.00      $    -     $ 159,720,000.00
    5    Class A-5 (a)   63543PBM7 & BN5      1M LIBOR         0.48%        $  163,830,000.00      $    -     $ 163,830,000.00
    6    Class A-IO         63543PBP0           Fixed          6.75%               (b)             $    -           (b)
    7    Class B  (c)       63543PBK1         1M LIBOR         0.38%        $   46,360,000.00      $    -     $  46,360,000.00
    8    Class C  (c)       63543PBL9         1M LIBOR         0.70%        $   48,370,000.00      $    -     $  48,370,000.00
         ---------------------------------------------------------------------------------------------------------------------------
    9    Total Securities                                                   $  951,500,000.00      $    -     $ 951,500,000.00
         ---------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]


----------------------------------------------------------------------------------------------------------------
I   ASSET AND LIABILITY SUMMARY
----------------------------------------------------------------------------------------------------------------

         -------------------------------------------------------------------------------------------------------
A.       STUDENT LOAN PORTFOLIO                                                                     03/31/05
         -------------------------------------------------------------------------------------------------------
    1    Student Loan Principal                                                                $ 698,526,672.27
    2    Student Loan Accrued Interest + Accrued Late Fees                                        17,183,074.56
                                                                                               ----------------
    3    Pool Balance                                                                          $ 715,709,746.83
                                                                                               ----------------

    4    Weighted Average Coupon (WAC)                                                                     6.16%
    5    Weighted Average Maturity (WAM)                                                            264.0 Months
    6    Number of Loans                                                                                  67,783
    7    Number of Borrowers                                                                              61,053

         -------------------------------------------------------------------------------------------------------
B.       TRUST ACCOUNTS AND TERI PLEDGE FUND                                                       03/31/05
         -------------------------------------------------------------------------------------------------------
    1    Collection Account + Collections Receivable Account                                   $   7,193,394.66
    2    Reserve Account (at market value)                                                     $ 179,381,891.22
                                                                                               ----------------
    3    Total Trust Accounts                                                                  $ 186,575,285.88

    4    TERI Pledge Fund (at market value)                                                     $ 41,480,771.26

    5    Total Trust Accounts and TERI Pledge Fund                                             $ 228,056,057.14

    6    Pool Balance + Trust Accounts                                                         $ 902,285,032.71

    7    Pool Balance + Trust Accounts + TERI Pledge Fund                                      $ 943,765,803.97

    8    Has a Reserve Stepdown Date occurred ?   No
         Trigger Tests:
         Is the Note Parity Ratio less than 101%?   Yes
         Is the Cumulative Gross Default Rate greater than 10%?   No
         Is the Cumulative Gross Default Rate greater than 15%?  No
         Is Prior Period Trust Assets > 103% of Note Principal? No

         ---------------------------------------------------------------------------------------------------------------------------
C.       SECURITIES           CUSIP             INDEX          SPREAD           CHANGE              04/25/05         % OF SECURITIES
         ---------------------------------------------------------------------------------------------------------------------------

    1    Class A-1          63543PBD7         1M LIBOR         0.06%        $ (579,115.55)     $ 248,400,884.45          26.12%
    2    Class A-2          63543PBE5         1M LIBOR         0.09%        $           -      $ 127,000,000.00          13.36%
    3    Class A-3          63543PBF2         1M LIBOR         0.14%        $           -      $ 157,240,000.00          16.54%
    4    Class A-4          63543PBG0         1M LIBOR         0.24%        $           -      $ 159,720,000.00          16.80%
    5    Class A-5 (a)   63543PBM7 & BN5      1M LIBOR         0.48%        $           -      $ 163,830,000.00          17.23%
    6    Class A-IO         63543PBP0           Fixed          6.75%        $           -           (b)                   0.00%
    7    Class B  (c)       63543PBK1         1M LIBOR         0.38%        $           -      $  46,360,000.00           4.88%
    8    Class C  (c)       63543PBL9         1M LIBOR         0.70%        $           -      $  48,370,000.00           5.09%
         ---------------------------------------------------------------------------------------------------------------------------
    9    Total Securities                                                   $ (579,115.55)     $ 950,920,884.45         100.00%
         ---------------------------------------------------------------------------------------------------------------------------

(a)      Class A-5 Securities include Class A-5-1 and A-5-2.
(b)      The notional amount, in effect thru December 2009, for Class A-IO
         (interest-only) equals the aggregate principal amount of the Class A-5
         Securities.
(c)      The Stepdown Date is the April 2011 Distribution Date. At the Stepdown
         Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A
         Securities. See the prospectus for complete information concerning the Stepdown Date.



                                   Page 1 of 5
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

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1


------------------------------------------------------------------------------------------------------------------------------------
II  TRANSACTIONS AND ACCRUALS                                                                              FROM 2/23/05 TO 3/31/05
------------------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
A.       STUDENT LOAN CASH PRINCIPAL ACTIVITY
         ---------------------------------------------------------------------------------------------------------------------------
    1    Principal Payments Received                                                                              $  (2,092,391.41)
    2    Principal Claims from Guarantor                                                                          $              -
    3    Repurchased Principal                                                                                    $              -
    4    New Loan Additions                                                                                       $ 701,602,074.74
    5    Other Adjustments (cancellations, consolidations and other)                                              $  (1,046,688.34)
         ---------------------------------------------------------------------------------------------------------------------------
    6    Total Principal Collections                                                                              $ 698,462,994.99
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
B.       STUDENT LOAN NON-CASH PRINCIPAL ACTIVITY
         ---------------------------------------------------------------------------------------------------------------------------

    1    Capitalized Interest                                                                                     $      59,727.35
    2    Realized Losses                                                                                          $              -
    3    New Loan Additions                                                                                       $       3,850.00
    4    Other Adjustments                                                                                        $          99.93
         ---------------------------------------------------------------------------------------------------------------------------
    5    Total Non-Cash Principal Activity                                                                        $      63,677.28
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
C.       TOTAL STUDENT LOAN PRINCIPAL ACTIVITY (II.A.6 + II.B.5)                                                  $ 698,526,672.27
         ---------------------------------------------------------------------------------------------------------------------------

D.       STUDENT LOAN CASH INTEREST ACTIVITY
    1    Interest Payments Received                                                                               $    (990,422.08)
    2    Interest Claims from Guarantor                                                                           $              -
    3    Repurchased Interest                                                                                     $              -
    4    New Loan Additions                                                                                       $  13,873,442.01
    5    Late Fees                                                                                                $        (133.13)
    6    Other Adjustments (cancellations, consolidations and other)                                              $        (272.64)
         ---------------------------------------------------------------------------------------------------------------------------
    7    Total Interest Collections                                                                               $  12,882,614.16
         ---------------------------------------------------------------------------------------------------------------------------

E.       STUDENT LOAN NON-CASH INTEREST ACTIVITY
    1    Interest Accruals                                                                                        $   4,363,666.96
    2    Capitalized Interest                                                                                     $     (59,727.35)
    3    Realized Losses                                                                                          $              -
    4    Other Adjustments                                                                                        $      (3,800.00)
    5    Non-Cash Late Fees                                                                                       $         320.79
         ---------------------------------------------------------------------------------------------------------------------------
    6    Total Non-Cash Interest Activity                                                                         $   4,300,460.40
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
F.       TOTAL STUDENT LOAN INTEREST ACTIVITY (II.D.7 + II.E.6)                                                   $  17,183,074.56
         ---------------------------------------------------------------------------------------------------------------------------

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

NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1



III COLLECTION ACCOUNT ACTIVITY

         ---------------------------------------------------------------------------------------------------------------------------
A.       COLLECTION ACCOUNT
         ---------------------------------------------------------------------------------------------------------------------------

    1    Collections by Servicers                                                                                   $ 4,129,774.47
    2    Claim Payments from Guarantor                                                                              $            -
    3    Liquidation Proceeds and Recoveries                                                                        $            -
    4    Sale Proceeds                                                                                              $            -
    5    Investment Earnings on Trust Accounts                                                                      $   451,477.09
    6    Excess of Specified Reserve Account Balance                                                                $            -
    7    Other Receipts (Late Fees and Other)                                                                       $     1,672.66
    8    Prior Month Allocation                                                                                     $            -
    9    Opening Balance + Receivable                                                                               $ 3,045,304.66
         ---------------------------------------------------------------------------------------------------------------------------
    10   Total Available Funds                                                                                      $ 7,628,228.88
         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
B.       ALLOCATIONS THRU 3/31/05 WITH PAYMENTS AND DISTRIBUTIONS FOR 4/25/05
         ---------------------------------------------------------------------------------------------------------------------------

                                                                                    TOTAL
                                                                                   AVAILABLE         REMAINING          RESERVE
                                                                                    FUNDS              FUNDS            TRANSFER
                                                                                $ 7,628,228.88    $ 7,628,228.88
    1    Payment of Trust Expenses, Servicer, Administrator, Paying Agent
         and Back-up Administrator
            (a) Payment of Trust Expenses                                       $    91,500.00    $ 7,536,728.88    $            -
            (b) Payment of Servicing Fees                                       $   132,764.71    $ 7,403,964.17    $            -
            (c) Payment of Administration Fees                                  $    35,497.72    $ 7,368,466.45    $            -
            (d) Payment to Irish Paying Agent                                   $            -    $ 7,368,466.45    $            -
            (e) Payment of Back-up Administration Fees                          $     1,000.00    $ 7,367,466.45    $            -
    2    Allocation of Trust Expenses, Servicer, Administrator, Paying Agent
         and Back-up Administrator
            (a) Allocation of Trust Expenses                                    $            -    $ 7,367,466.45    $            -
            (b) Allocation of Servicing Fees                                    $   124,917.93    $ 7,242,548.52    $            -
            (c) Allocation of Administration Fees                               $            -    $ 7,242,548.52    $            -
            (d) Allocation to Irish Paying Agent                                $            -    $ 7,242,548.52    $            -
            (e) Allocation of Back-up Administration Fees                       $            -    $ 7,242,548.52    $            -
    3    Payment to TERI Pledge Fund, additional Guaranty Fees                  $            -    $ 7,242,548.52    $            -
    4    Allocation to TERI Pledge Fund, additional Guaranty Fees               $    18,174.51    $ 7,224,374.01    $            -
    5    Payment of Interest Distribution Amount to Class A Securities:
            (a) Class A-1                                                       $ 1,185,762.72    $ 6,038,611.29    $            -
            (b) Class A-2                                                       $   611,291.02    $ 5,427,320.27    $            -
            (c) Class A-3                                                       $   770,167.39    $ 4,657,152.88    $            -
            (d) Class A-4                                                       $   809,378.19    $ 3,847,774.69    $            -
            (e) Class A-5                                                       $   896,829.74    $ 2,950,944.95    $            -
            (f) Class A-IO                                                      $ 1,843,087.50    $ 1,107,857.45    $            -
    6    Payment of Interest Distribution Amount to Class B Securities:
            (a) Class B                                                         $   245,926.08    $ 861,931.37      $            -
    7    Payment of Interest Distribution Amount to Class C Securities:
            (b) Class C                                                         $   282,815.82    $ 579,115.55      $            -
    8    Payment to Reserve Account up to Specified Reserve Account Balance     $            -    $ 579,115.55      $            -
    9    Payment to TERI, to Purchase Rehabilitated Loans                       $            -    $ 579,115.55      $            -
    10   Payment of Principal Distribution Amount to Class A Securities:
            (a) Class A-1                                                       $   579,115.55    $ -               $            -
            (b) Class A-2                                                       $            -    $ -               $            -
            (c) Class A-3                                                       $            -    $ -               $            -
            (d) Class A-4                                                       $            -    $ -               $            -
            (e) Class A-5-1                                                     $            -    $ -               $            -
            (f) Class A-IO                                                      $            -    $ -               $            -
    11   Payment of Principal Distribution Amount to Class B Securities:
            (a) Class B                                                         $            -    $ -               $            -
    12   Payment of Principal Distribution Amount to Class C Securities:
            (b) Class C                                                         $            -    $ -               $            -
    13   Payment of any Unreimbursed Advances:                                  $            -    $ -               $            -
            (a) Payment of Trust Expenses                                       $            -    $ -               $            -
            (b) Payment of Servicing Fees                                       $            -    $ -               $            -
            (c) Payment of Administration Fees                                  $            -    $ -               $            -
            (d) Payment of Irish Paying Agent                                   $            -    $ -               $            -
            (e) Payment of Back-up Administration Fees                          $            -    $ -               $            -
            (f) Payment to First Marblehead Corporation                         $            -    $ -               $            -
    14   On and after 10% Pool Balance Distribution Date,                       $            -    $ -               $            -
            (a) Is a Turbo Parity Trigger in effect?                                  No
            (b) Has a TERI Turbo Trigger occurred?                                    No
    15   Remaining Funds to owner trust certificateholders                      $            -    $ -               $            -



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NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1


----------------------------------------------------------------------------------------------------------------
IV  PARITY CALCULATIONS (EXCLUDES TERRI PLEDGE FUND)                                 02/23/05        03/31/05
----------------------------------------------------------------------------------------------------------------
    1    Senior Parity (Pool Balance + Trust Accounts / Class A Securities) (a)        104.75%           105.31%
    2    Total Parity (Pool Balance + Trust Accounts / Securities) (a)                  94.32%            94.83%
---------------------------------------------------------------------------------------------------------------
(a) Parity ratio calculations include all Securities including A-5-2 securities.





----------------------------------------------------------------------------------------------------------------
V   PORTOLIO CHARACTERISTICS BY PAYMENT STATUS
----------------------------------------------------------------------------------------------------------------

                                               ------------------------------------------------------------------------
                                                        WAC                 # OF LOANS                  %
                                               ------------------------------------------------------------------------
PAYMENT STATUS                                 02/28/05    03/31/05    02/28/05    03/31/05    02/28/05    03/31/05
-----------------------------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                               6.14%       6.14%      60,584      60,374      89.27%      89.07%
-----------------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                                            60,584      60,374      89.27%      89.07%
-----------------------------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                        6.29%       6.28%       7,117       7,030      10.49%      10.37%
                   31-60 Days Delinquent          6.38%       6.57%          66         222       0.10%       0.33%
                   61-90 Days Delinquent          6.79%       6.31%          35          39       0.05%       0.06%
                   91-120 Days Delinquent         6.97%       7.34%          12          12       0.02%       0.02%
                   121-150 Days Delinquent        0.00%       7.01%           -          16       0.00%       0.02%
                   151-180 Days Delinquent        0.00%       0.00%           -           -       0.00%       0.00%
                   > 180 Days Delinquent          4.79%       4.79%           1           1       0.00%       0.00%

          FORBEARANCE                             5.95%       5.86%          51          89       0.08%       0.13%
-----------------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                                           7,282       7,409      10.73%      10.93%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                              67,866      67,783     100.00%     100.00%
-----------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]


----------------------------------------------------------------------------------------------------------------
V   PORTOLIO CHARACTERISTICS BY PAYMENT STATUS
----------------------------------------------------------------------------------------------------------------

                                               -------------------------------------------------------------
                                                          PRINCIPAL AMOUNT                        %
                                               -------------------------------------------------------------
PAYMENT STATUS                                      02/28/05            03/31/05        02/28/05    03/31/05
------------------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                             $ 609,368,557.10    $ 606,335,452.97      86.92%      86.80%
------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                   $ 609,368,557.10    $ 606,335,452.97      86.92%      86.80%
------------------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                      $  89,735,710.09    $  88,505,676.70      12.80%      12.67%
                   31-60 Days Delinquent        $     816,189.41    $   2,013,922.22       0.12%       0.29%
                   61-90 Days Delinquent        $     444,159.86    $     461,636.86       0.06%       0.07%
                   91-120 Days Delinquent       $     126,450.75    $     147,105.90       0.02%       0.02%
                   121-150 Days Delinquent      $              -    $     228,602.42       0.00%       0.03%
                   151-180 Days Delinquent      $              -    $              -       0.00%       0.00%
                   > 180 Days Delinquent        $       2,038.66    $       2,038.66       0.00%       0.00%

          FORBEARANCE                           $     558,865.78    $     832,236.54       0.08%       0.12%
------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                 $  91,683,414.55    $  92,191,219.30      13.08%      13.20%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                     $ 701,051,971.65    $ 698,526,672.27     100.00%     100.00%
------------------------------------------------------------------------------------------------------------

(1)      Loans in Interim Status have not yet had a scheduled payment.


NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1


-----------------------------------------------------------------------------------------------------------
VI  PORTOLIO CHARACTERISTICS BY BORROWER TYPE AND SCHOOL TYPE
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                            02/28/05                           03/31/05
                                        -------------------------------------------------------------------
Borrower Type                           PRINCIPAL AMOUNT          %         PRINCIPAL AMOUNT         %
-----------------------------------------------------------------------------------------------------------
Creditworthy Cosigned Loans             $ 559,860,983.74         79.86%     $ 557,969,030.44         79.88%
Creditworthy Non-Cosigned Loans         $ 116,326,186.81         16.59%     $ 115,744,396.81         16.57%
Creditready Loans                       $  24,864,801.10          3.55%     $  24,813,245.02          3.55%
-----------------------------------------------------------------------------------------------------------
TOTAL                                   $ 701,051,971.65        100.00%     $ 698,526,672.27        100.00%
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                            02/28/05                            03/31/05
                                        -------------------------------------------------------------------
School Type                             PRINCIPAL AMOUNT          %         PRINCIPAL AMOUNT         %
-----------------------------------------------------------------------------------------------------------
2 Year Private                          $   8,093,793.05          1.15%     $   8,077,445.49          1.16%
2 Year Public                           $  73,376,915.21         10.47%     $  72,699,007.63         10.41%
4 Year Private                          $ 189,505,057.40         27.03%     $ 189,367,404.82         27.11%
4 Year Public                           $ 267,317,614.96         38.13%     $ 266,444,866.90         38.14%
Graduate                                $  92,475,734.53         13.19%     $  92,229,495.97         13.20%
K-12                                    $  19,642,783.83          2.80%     $  19,278,670.24          2.76%
Proprietary                             $  39,528,140.42          5.64%     $  39,367,855.93          5.64%
N/A                                     $  11,111,932.25          1.59%     $  11,061,925.29          1.58%
-----------------------------------------------------------------------------------------------------------
TOTAL                                   $ 701,051,971.65        100.00%     $ 698,526,672.27        100.00%
-----------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------
VI  PORTOLIO CHARACTERISTICS BY BORROWER TYPE AND SCHOOL TYPE
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                 2/28/05              3/31/05
                                                                            -----------------------------------------
                                                                            PRINCIPAL AMOUNT     PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------------------------------
A.   Cumulative Claims Filed to TERI(1)                                     $             -      $     25,798.22

B.   Cumulative Gross Default Rate (2)                                                 0.00%                0.03%

C.   Claims Cancelled (Non-Default)                                         $             -      $             -

D.   Cumulative Net Default Rate (3)                                                   0.00%                0.03%

E.   Cumulative Claim Payments Made by TERI                                 $             -      $             -

F.   Claims in Process                                                      $             -      $      25,798.22

G.   Cumulative net loss, claims rejected, aged 24 months or more           $             -      $             -

H.   Is TERI Principal Trigger in effect?                                           No                    No
     Is TERI Turbo Trigger in effect?                                               No                    No
---------------------------------------------------------------------------------------------------------------------

(1) Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
(2) Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
(3) Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).